May 11, 2007

Christina Chaulk
Office of Mergers and Acquisitions
Securities and Exchange Commission
Washington, D.C. 20549-0303

     Re: Amrecorp Realty Fund II, Schedule TO-T filed April 23, 2007 by MacKenzie Patterson Fuller, LP and its affiliates, the Purchasers
SEC File No. 005-54793

Dear Ms. Chaulk:

Thank you for your letter dated May 1, 2007 regarding our recent Schedule TO-T. I will respond to the questions you asked in your letter in the order in which you posed them.

     1. We disclose the fact that we made an earlier offer, and the date and amount of that offer in two different locations in the Offer to Purchase. It is in the Summary Term Sheet under "WHAT IS THE MARKET VALUE OF MY UNITS?" and under "Establishment of the Offer Price." Further, almost without fail, every unit holder would have received a copy of that offer as well (and perhaps the 14D-9 filed with respect to that offer), and would be fully aware of the previous offer. We do not feel it is appropriate for the Staff to make comments about whether or not disclosure items should be bullet points or otherwise. Furthermore, we fail to see the materiality of the disclosure in any case; the unit holders receiving this offer cannot avail themselves of the previous offer and the purchasers do not have a plan or intention of making "serial offers." In fact, 83% of the participants in this offer were not a part of the last offer (i.e., only Steve Gold participated in the last offer and this offer). The Purchasers and their affiliates have conducted the following previous tender offers:
          Everest Management, LLC made 3 offers: $65 per Unit on 4/17/01; $80 per Unit on 9/25/02; and $30 per Unit on 10/03/05; Affiliates of
          MacKenzie Patterson Fuller, LP have made 4 offers (dates are approximate): 7-1-1998, $40 Per Unit; 2-29-00, $30 Per Unit; 7-7-2003,
          $80 Per Unit; 11-22-2006, $60 Per unit (net of distributions, as noted below). Equity Resources is withdrawing from the Offer, so information about their tender offers in the past was not requested.

     2. We acknowledge that we have an obligation to disclose and disseminate material information of which we are aware that is not publicly available. Furthermore, should we make a material change in the terms of our Offer, we will file an amendment and disseminate the changes.

     3. We mailed the Offer to Purchase, Letter of Transmittal, and Letter to Unit Holders to each limited partner of record, filed the same on EDGAR, and posted the same on our website. Thus, we have complied with Rule 14d-4's requirement that we "must publish, send or give the disclosure required  by Sec. 240.14d-6  to security  holders...."  The instruction to paragraph (a) states that "tender offers may be published or sent or given to security holders by other methods..." Clearly, mailing a copy of the entire offer to each security holder



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May 11, 2007
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          satisfies  the  requirement  that we  "send"  the  offer  to  security holders. Frankly, we are surprised by this comment. If the Staff has a concern that is not addressed by our response, please let us know.

     4. We will file an amendment clarifying that the Schedule TO was signed by all bidders.

     5. As disclosed in the Offer, the last tender offer was at $60 per Unit net of distributions. Originally, it was $85 per Unit, but that was prior to a $25 per Unit distribution made in late November 2006, so the offer price was reduced to $60 per Unit, as disclosed in the Partnership's Schedule 14D-9 filed with respect to that offer. The offer by CMG Partners at $65 per Unit is the "latest offer" to which we refer. As a point of clarification, our last offer ended December 29, 2006, not in January. As for the CMG Partners offer, we understand that it began sometime on or before January 2007 and continued through February 28, 2007, unless it was extended (our information is from the General Partner's preliminary proxy filing). As to your comment about this statement being misleading, we assume that our clarification regarding the distribution resolves that concern. As to your comment regarding the General Partner's recent offer, we disclose the details of that offer no fewer than 4 times in the Offer, including below the bullet point you reference. Further, in each instance we refer the General Partner's offer in comparison to our Offer, but again, he has abandoned that offer, as we disclose, so our comparison is based upon a sale at that price, even though no such contract is in place.

     6. We will note in future offers that notice of the extension will be filed on EDGAR. The Summary Term Sheet already discloses that we will issue a public announcement.

     7. It is neither our intent nor is it likely that our offer will result in deregistration eligibility. This offer is not one in a planned series of transactions that is likely to have that result either. We state already in the offer that "The Offer is not made with any current view toward or plan or purpose of acquiring Units in a series of successive and periodic offers." We also discuss the possibility of deregistration, which in this case is highly unlikely with 1,470 limited partners. Lastly, we are not an affiliate of the Partnership, so a 13e-3 filing would not be required even if our offer would certainly result in deregistration.

     8. The offer to purchase was made in an email to the general partner's staff in early April. There were no conditions or terms negotiated other than sale price; had we agreed on a sale price, those terms would have been discussed at that point. The General Partner did not provide a reason for its rejection of the offer; it just stated that it would actively market the property and would entertain a bid from us along with any other potential purchaser. We no longer have any plans to purchase the property. If our offer had been accepted, we estimate that limited partners would have received approximately $98 per Unit.

     9. We have no plans or intentions with respect to purchasing or marketing the property, as we disclose in the offer. At this point, if the property is actively marketed, we are content to receive the benefits of such a sale as limited partners.

     10.  We acknowledge your expectation.

     11. The offer is to purchase "ALL Units of limited partnership interest (the "Units") in AMRECORP REALTY FUND II (the "Partnership") not already held by purchasers and their affiliates." The Purchasers and their affiliates currently own 2,215.75 Units, so the 12,328.25 Units


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May 11, 2007
Page 3 of 3

          subject to the offer are all outstanding units that could be tendered. We believe this is clearly disclosed in several places.

     12. As indicated above, we have no plans to purchase the property. Our negotiations with the general partner terminated, and the general partner indicated that it would begin actively marketing the property.

     13. We do not believe the condition in 13(e) is impacted by the transaction proposed by the General Partner. The General Partner proposed to purchase the property owned by the Partnership, not additional units in the Partnership.

Closing paragraphs: While acknowledging the Staff's positions, and without implying any specific issue with such position, we respectfully decline to make the statements requested. There is no requirement that we do so. To the extent the requested statements are accurate statements of applicable law, there is no reason to obtain from bidders a recitation of such law. To the extent the statements go beyond applicable law or reflect interpretations of law that may be open to dispute, it would not be fair or appropriate to require bidders to make statements that might prejudice their right to take a contrary position at some later time, if the occasion arose.

Please let me know if you have any questions or further comments.

Very Truly Yours,

Chip Patterson
Senior Vice President and General Counsel
(925) 631-9100 ext. 206
(925) 871-4046 (Fax)
chip@mpfi.com